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                                                                    EXHIBIT 32.1

CERTIFICATION

I, Ramon M. Ruiz-Comas, President and Chief Executive Officer of Triple-S Management Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Corporation for the period ended March 31, 2006 (the Report) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m) and;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 12, 2006                   By:  /s/ Ramon M. Ruiz-Comas
                                          -----------------------------------
                                          Ramon M. Ruiz-Comas
                                          President and
                                          Chief Executive Officer